                                                           EXHIBIT 10.14.1
                  AMENDMENT NO. 1 TO CREDIT AGREEMENT


      AMENDMENT dated as of October 25, 1995 among ALBERTSON'S, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                        W I T N E S S E T H :


      WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of October 5, 1994 (the "Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement to modify the rates of interest and fees payable thereunder and to extend the term thereof;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

      SECTION 2.   Amendment of the Agreement.

      (a) Each reference to "1993" in the definition of "Borrower's 1993 Form 10-K" and in Section 4.04(a) is changed to "1994".

      (b) The date "February 3, 1994" in Section 4.04(a) is changed to "February 2, 1995".

      (c) The date "August 4, 1994" in Sections 4.04(b) and (c) is changed to "August 3, 1995".

      (d) The date "October 5, 1999" in the definition of "Termination Date" is changed to "October 25, 2000".

      (e) The phrase "or such lesser amount as may be acceptable to the Borrower and the Agent" is added to the second parenthetical in Section 9.06(c) immediately following "$10,000,000" and the phrase "or was a Bank immediately prior to such assignment" is deleted from the first proviso to such Section.

      (f) The Pricing Schedule is amended to read as the Pricing Schedule annexed to this Amendment.

      SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    ALBERTSON'S, INC.


                                    By          A. Craig Olson
                                          _____________________________
                                                A. Craig Olson
                                       Title:   Senior Vice President,
                                                 Finance & Chief
                                                 Financial Officer


$75,000,000                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By          Carl J. Mehldau, Jr.
                                          ______________________________
                                                Carl J. Mehldau, Jr.
                                       Title:   Associate


$75,000,000                         BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                    By          Steven F. Sterling
                                          ______________________________
                                                Steven F. Sterling
                                       Title:   Vice President


$50,000,000                         NATIONSBANK OF TEXAS, N.A.


                                    By         Frank M. Johnson
                                         ______________________________
                                               Frank M. Johnson
                                      Title:   Senior Vice President

$35,000,000                         UNION BANK OF SWITZERLAND


                                    By          Philip A. Stephens
                                          ______________________________
                                                Philip A. Stephens
                                       Title:   Assistant Vice President


                                    By          Peter S. Humber
                                          ______________________________
                                                Peter S. Humber
                                       Title:   Vice President


$40,000,000                         WACHOVIA BANK OF GEORGIA, NATIONAL
                                      ASSOCIATION


                                   By           William F. Hamlet
                                         ______________________________
                                                William F. Hamlet
                                       Title:   Senior Vice President


$15,000,000                         CREDIT SUISSE


                                    By          David J. Worthington
                                          ______________________________
                                                David J. Worthington
                                       Title:   Member of Senior Management


                                    By          Marilou Palenzuela
                                          ______________________________
                                                Marilou Palenzuela
                                       Title:   Member of Senior Management


$30,000,000                         FIRST INTERSTATE BANK OF OREGON, N.A.


                                    By          Ronald J. Kallis
                                          ______________________________
                                                Ronald J. Kallis
                                       Title:   Vice President & Senior Lender

$30,000,000                         SUN BANK, NATIONAL ASSOCIATION


                                    By          J. Carol Doyle
                                          ______________________________
                                                J. Carol Doyle
                                       Title:   Senior Vice President


$20,000,000                         FIRST SECURITY BANK OF IDAHO, N.A.


                                    By          Mary G. Monroe
                                          ______________________________
                                                Mary G. Monroe
                                       Title:   Vice President


$15,000,000                         U.S. BANK OF WASHINGTON, N.A.


                                    By          Arnold J. Conrad
                                          ______________________________
                                                Arnold J. Conrad
                                       Title:   Vice President


$15,000,000                         WEST ONE BANK, IDAHO


                                    By          James W. Henken
                                          ______________________________
                                                James W. Henken
                                      Title:    Vice President


                                    BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION,
                                      as Co-Agent


                                    By          Steven F. Sterling
                                          ______________________________
                                                Steven F. Sterling
                                       Title:   Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                      as Agent


                                    By          Carl J. Mehldau, Jr.
                                          ______________________________
                                                Carl J. Mehldau, Jr.
                                       Title:   Associate

                              PRICING SCHEDULE


      The "Facility Fee Rate", "Euro-Dollar Margin" and "CD Margin" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

_______________________________________________________________________________
Status      Level       Level       Level       Level       Level       Level
              I           II         III          IV          V           VI
___________ _______    _______    _______      _______     _______     _______

Facility    0.070%     0.0750%     0.0850%      0.100%      0.150%      0.250%
Fee Rate

Euro-Dollar 0.120%     0.1250%     0.1650%      0.200%      0.250%      0.500%
Margin

CD Margin  0.2450%      0.250%      0.290%     0.3250%     0.3750%     0.6250%
_______________________________________________________________________________

      For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraphs of this Schedule:

      "Level I Status" exists at any date if, at such date, the Borrower's long-term debt is rated at least AA by S&P or Aa2 by Moody's.

      "Level II Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least AA- by S&P or Aa3 by Moody's and
(ii) Level I Status does not exist.

      "Level III Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least A by S&P or A2 by Moody's and (ii) neither Level I Status nor Level II Status exists.

"Level IV Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least A- by S&P and A3 by Moody's and (ii) none of Level I Status, Level II Status and Level III Status exists.

      "Level V Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least BBB by S&P and Baa2 by Moody's and (ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

      "Level VI Status" exists at any date if, at such date, no other Status exists.

      "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

      The following provisions are applicable so long as the Borrower's long-term debt is rated at least A- by S&P and at least A3 by Moody's: If the Borrower is split-rated and the ratings differential is one level, the higher of the two ratings will apply (e.g., A/A3 results in Level III Status). If the Borrower is split-rated and the ratings differential is more than one level, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g., AA/A1 results in Level II Status, while AA/A3 results in Level III Status).

      If the Borrower's long-term debt is not rated at least A- by S&P and at least A3 by Moody's, then either Level V Status or Level VI Status exists, as determined in accordance with the respective definitions of such terms above.